Exhibit 99.2

Second Quarter 2011 Earnings Conference Call July 27, 2011

07/27/11 Proprietary and Confidential 2 Safe Harbor Certain statements and information included in this presentation are "forward-looking statements" under the Federal Private Securities Litigation Reform Act of 1995. Accordingly, these forward-looking statements should be evaluated with consideration given to the many risks and uncertainties inherent in our business that could cause actual results and events to differ materially from those in the forward-looking statements. Important factors that could cause such differences include, among others, a slowdown of the economic recovery and decreases in freight demand, our ability to obtain adequate profit margins for our services, our inability to maintain current pricing levels due to soft economic conditions, uncertainty or decline in economic and market conditions affecting contractual lease demand, decreases in market demand in the commercial rental market and the sale of used vehicles, competition from other service providers, customer retention levels, unexpected volume declines, loss of key customers in the Supply Chain Solutions (SCS) business segment, unexpected reserves or write-offs due to the deterioration of the credit worthiness or bankruptcy of customers, changes in financial, tax or regulatory requirements or changes in customers' business environments that will limit their ability to commit to long-term vehicle leases, a decrease in credit ratings, increased debt costs resulting from volatile financial markets, inability to achieve planned synergies and customer retention levels from acquisitions, labor strikes or work stoppages affecting our or our customers' business operations, driver shortages and increasing driver costs, adequacy of accounting estimates, reserves and accruals particularly with respect to pension, taxes, insurance and revenue, a decline in pension plan returns, changes in obligations relating to multi- employer plans, sudden or unusual changes in fuel prices, our ability to manage our cost structure, new accounting pronouncements, rules or interpretations, changes in government regulations, adverse impacts of recently enacted regulations regarding vehicle emissions, any unanticipated or unrealized effects of the recent Japan earthquake and tsunami on our operations, customers and vehicle suppliers and the risks described in our filings with the Securities and Exchange Commission. The risks included here are not exhaustive. New risks emerge from time to time and it is not possible for management to predict all such risk factors or to assess the impact of such risks on our business. Accordingly, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Contents Second Quarter 2011 Results Overview Asset Management Update Earnings Outlook Q & A 07/27/11 3 Proprietary and Confidential

07/27/11 Proprietary and Confidential 4 2nd Quarter Results Overview Earnings per diluted share from continuing operations were $0.79 in 2Q11 vs. $0.58 in 2Q10 2Q11 included a $0.10 charge from a tax law change and $0.03 charge from acquisition- related transaction costs Comparable earnings per share from continuing operations were $0.92 in 2Q11 vs. $0.58 in 2Q10 Total revenue increased 18% (and operating revenue increased 15%) vs. prior year reflecting the impact of acquisitions and organic revenue growth

07/27/11 Proprietary and Confidential 5 2nd Quarter Results Overview - FMS Fleet Management Solutions (FMS) total revenue up 14% (and operating revenue up 10%) vs. prior year Contractual revenue up 2% Full service lease revenue up 3% Contract maintenance revenue decreased 2% Commercial rental revenue up 38% Fuel revenue up 29% due primarily to increase in fuel cost pass-throughs FMS net before tax earnings (NBT) up 46% FMS NBT percent of operating revenue up 220 basis points to 8.7% FMS earnings positively impacted by better commercial rental performance, improved used vehicle results and acquisitions These benefits were partially offset by lower full service lease performance (due to higher maintenance costs on an older fleet), higher compensation-related expenses and increased planned spending on initiatives

07/27/11 Proprietary and Confidential 6 2nd Quarter Results Overview - SCS / DCC Supply Chain Solutions (SCS) total revenue up 26% (and operating revenue up 26%) vs. prior year due to the TLC acquisition, higher volumes and new business SCS net before tax earnings (NBT) up 37% SCS NBT percent of operating revenue up 50 basis points to 5.5% SCS earnings increased due to the TLC acquisition, higher volumes, new business and favorable insurance development, partially offset by Japan disaster impacts Dedicated Contract Carriage (DCC) total revenue up 22% (and operating revenue up 19%) due to the Scully acquisition and higher fuel cost pass-throughs DCC net before tax earnings (NBT) up 16% DCC NBT percent of operating revenue down 20 basis points to 6.9% DCC earnings increased due to the Scully acquisition and lower insurance costs, partially offset by lower operating performance

07/27/11 Proprietary and Confidential 7 Key Financial Statistics Second Quarter ($ Millions, Except Per Share Amounts) Note: Amounts throughout presentation may not be additive due to rounding. Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures. Includes discontinued operations and restructuring charges and other items.

07/27/11 Proprietary and Confidential 8 Key Financial Statistics Year-To-Date ($ Millions, Except Per Share Amounts) Note: Amounts throughout presentation may not be additive due to rounding. Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures. Includes discontinued operations and restructuring charges and other items.

07/27/11 Proprietary and Confidential 9 Business Segments Second Quarter Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures. Our primary measure of segment financial performance excludes restructuring and other charges, net and other items. The restructuring and other items of $1.7 million in 2011 related entirely to the FMS segment. ($ Millions)

07/27/11 Proprietary and Confidential 10 Business Segments Year-To-Date Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures. Our primary measure of segment financial performance excludes restructuring and other charges, net and other items. The restructuring and other items of $2.5 million in 2011 related entirely to the FMS segment. ($ Millions)

07/27/11 Proprietary and Confidential 11 Capital Expenditures Year-To-Date ($ Millions) Note: Amounts may not recalculate due to rounding.

07/27/11 Proprietary and Confidential 12 Cash Flow from Continuing Operations Year-To-Date ($ Millions) Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures. Capital expenditures presented net of changes in accounts payable related to purchases of revenue earning equipment. Free Cash Flow excludes acquisitions and changes in restricted cash.

07/27/11 Proprietary and Confidential 13 Debt to Equity Ratio Note: Equity includes impact of accumulated net pension related equity charge of $418 million as of 6/30/11, $423 million as of 12/31/10 and $407 million as of 6/30/10. The Company uses total obligations and total obligations to equity, non-GAAP financial measures, which include certain off-balance sheet financial obligations relating to revenue earning equipment. Management believes these non-GAAP financial measures are useful to investors as they are more complete measures of the Company's existing financial obligations and help investors better assess the Company's overall leverage position. Total obligations include the present value of minimum lease payments and guaranteed residual values under operating leases of $85 million as of 6/30/11, $100 million as of 12/31/10 and $113 million as of 6/30/10. Represents long term total obligations to equity target of 250 - 300% while maintaining a strong investment grade rating. ($ Millions) (1) (2)

Contents Second Quarter 2011 Results Overview Asset Management Update Earnings Outlook Q & A 04/26/11 14 Proprietary and Confidential

07/27/11 Proprietary and Confidential 15 Units held for sale were 5,000 at quarter end; down 15% from 5,900 units held for sale in the prior year Units held for sale remained unchanged from the end of the prior quarter The number of used vehicles sold in the second quarter were 4,400, down 6% compared with prior year due to lower inventory level Number of used vehicles sold were up 7% or 300 units vs. the prior quarter Proceeds per unit were up 41% for tractors and up 31% for trucks in the second quarter compared with prior year (excluding the impact of exchange rates) Proceeds per unit were up 6% for tractors and 3% for trucks vs. the prior quarter Vehicles no longer earning revenue were 7,100 at quarter end; down 900 or 11% from the prior year Vehicles no longer earning revenue were down 4% vs. the prior quarter Average second quarter total commercial rental fleet was up 19% year-over-year (16% excluding acquisitions) Global Asset Management Update (1) Units rounded to nearest hundred.

Contents Second Quarter 2011 Results Overview Asset Management Update Earnings Outlook Q & A 04/26/11 16 Proprietary and Confidential

07/27/11 17 EPS Forecast - Continuing Operations ($ Earnings Per Share) Proprietary and Confidential Non-GAAP financial measure. (Comparable EPS in FY10 excludes a gain on sale of an international asset of $0.02, tax benefits of $0.21 and acquisition costs of $0.08. Comparable EPS in 3Q11 excludes $0.04 of acquisition-related severance and other restructuring costs. Comparable EPS in FY11 excludes a $0.10 charge related to tax law changes and $0.11 of acquisition-related severance and other restructuring costs as well as transaction costs.) Increasing full year 2011 EPS forecast by $0.43 from $2.90 - 3.00 to $3.33 - 3.43 Increased forecast reflects the Hill Hire acquisition ($0.12 - $0.17), a lower expected impact from Japan disasters ($0.06 - $0.10), and improved commercial rental and used vehicle sales Current forecast is as follows:

Q&A

Appendix Business Segment Detail Central Support Services Balance Sheet Asset Management Financial Indicators Forecast Non-GAAP Financial Measures & Reconciliations 07/27/11 19 Proprietary and Confidential

07/27/11 Proprietary and Confidential 20 Fleet Management Solutions (FMS) Second Quarter ($ Millions)

07/27/11 Proprietary and Confidential 21 Fleet Management Solutions (FMS) Year-To-Date ($ Millions)

07/27/11 Proprietary and Confidential 22 Supply Chain Solutions (SCS) Second Quarter ($ Millions)

07/27/11 Proprietary and Confidential 23 Supply Chain Solutions (SCS) Year-To-Date ($ Millions)

07/27/11 Proprietary and Confidential 24 Dedicated Contract Carriage (DCC) Second Quarter ($ Millions)

07/27/11 Proprietary and Confidential 25 Dedicated Contract Carriage (DCC) Year-To-Date ($ Millions)

07/27/11 Proprietary and Confidential 26 Central Support Services (CSS) Second Quarter ($ Millions)

07/27/11 Proprietary and Confidential 27 Central Support Services (CSS) Year-To-Date ($ Millions)

07/27/11 Proprietary and Confidential 28 Balance Sheet ($ Millions)

07/27/11 Proprietary and Confidential 29 U.S. Asset Management Update (a) U.S. only Excludes early terminations where customer purchases vehicle Current year statistics may exclude some units due to a lag in reporting (b) Number of Units (c) (c)

Free Cash Flow FSL 974 449 536 459 863 1073 1493 889 986 548 647 1060 Commercial Rental 213 131 20 220 242 251 195 219 171 7 379 575 PP&E/Other 102 77 44 46 60 75 69 74 108 56 62 120 07/27/11 Proprietary and Confidential 30 Free Cash Flow 1054 835 949 1091 1381 1179 1252 1684 1571 1266 1328 1500 2000 2001 2002 2003 2004 2005 2006 2007 2008 Financial Indicators Forecast (1) Obligations to Equity include acquisitions. Free Cash Flow and Gross Capital Expenditures exclude acquisitions. Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures. 2000-2004 not restated for operations discontinued in 2009. Includes $176 million payment to the IRS related to full resolution of 1998 - 2000 tax period matters. 2011 Forecast range is ($190-240) million. Gross Capital Expenditures (3) ($ Millions) Total Cash Generated (2) (3) Total Obligations to Equity Ratio (2) $1,289 $600 $725 $1,165 $657 $1,399 $1,182 2000 2001 2002 2003 2004 2005 Memo: Free Cash Flow (2) (3) $1,757 2006 2007 2008 $1,265 2009 2010 2010 2009 $611 131 367 357 289 (208)(4) 380 (242) (439) 341 614 $1,088 Balance Sheet Debt to Equity 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 275% 146% 129% 234% 151% 157% 168% 225% 183% 203% 201% Significant and predictable cash generation Invest in growth (organic, acquisitions) Over time appropriately move financial leverage towards long term target of 250-300% Total Obligations to Equity 275% Long Term Target Midpoint 2011 Forecast (215)(5) 2011 Forecast 2011 220% Forecast 258 $1,755 Full Service Lease PP&E/Other Commercial Rental

Adjusted Return on Capital(1) History Proprietary and Confidential 31 Adjusted Return on Capital (ROC) Cost of Capital (COC) Return on Equity 15.3% 14.6% 15.5% 14.2% 11.2% 4.4% 8.4% 10.0% 11.2% Total Capital (2) $3,359 $3,846 $4,184 $4,789 $4,841 $4,244 $4,030 $4,558 $4,641 ROC O/(U) COC 0.8% 1.0% 1.2% 0.8% 0.8% (2.2)% (1.3)% (0.5)% -% 07/27/11 Forecast Calculated on a trailing 12 month basis. Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures. Represents Adjusted Average Total Capital in millions. Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures. Represents original forecast provided on February 3, 2011. Forecast(3)

07/27/11 Proprietary and Confidential 32 Non-GAAP Financial Measures This presentation includes "non-GAAP financial measures" as defined by SEC rules. As required by SEC rules, we provide a reconciliation of each non-GAAP financial measure to the most comparable GAAP measure and an explanation why management believes that presentation of the non-GAAP financial measure provides useful information to investors. Non-GAAP financial measures should be considered in addition to, but not as a substitute for or superior to, other measures of financial performance prepared in accordance with GAAP. Specifically, the following non-GAAP financial measures are included in this presentation: Non-GAAP Financial Measure Comparable GAAP Measure Reconciliation & Additional Information Presented on Slide Titled Page Operating Revenue Total Revenue Key Financial Statistics 7-8 Earnings Before Restructuring and Income Taxes Earnings before Income Taxes from Continuing Operations Business Segments 9-10 Comparable Earnings / EPS from Continuing Operations Earnings / EPS from Continuing Operations Earnings and EPS from Continuing Operations Reconciliation 33 Comparable NBT / Tax Rate NBT / Tax Rate NBT and Tax Rate from Continuing Operations Reconciliation 34 Adjusted Return on Capital Net Earnings Adjusted Return on Capital Reconciliation 35-36 Total Cash Generated / Free Cash Flow Cash Provided by Operating Activities Cash Flow Reconciliation 39-40 Total Obligations / Total Obligations to Equity Balance Sheet Debt / Debt to Equity Debt to Equity Ratio Debt to Equity Reconciliation 13 37-38 FMS / SCS / DCC Operating Revenue and Segment NBT as % of Operating Revenue FMS / SCS / DCC Total Revenue and Segment NBT as % of Total Revenue Fleet Management Solutions / Supply Chain Solutions / Dedicated Contract Carriage 20-25

Earnings and EPS from Continuing Operations Reconciliation ($ Millions or $ Earnings Per Share) Proprietary and Confidential 33 33 Proprietary and Confidential 07/27/11

Proprietary and Confidential 34 NBT and Tax Rate from Continuing Operations Reconciliation ($ Millions or $ Earnings Per Share) 07/27/11 34 Proprietary and Confidential

07/27/11 Proprietary and Confidential 35 Adjusted Return on Capital Reconciliation Earnings calculated based on a 12-month rolling period. Interest expense includes implied interest on off-balance sheet vehicle obligations. Income taxes were calculated by excluding taxes related to comparable earnings items and interest expense. Represents comparable earnings items for those periods. The Company adopted adjusted return on capital, a non GAAP financial measure, as the Company believes that both debt (including off-balance sheet debt) and equity should be included in evaluating how effectively capital is utilized across the business. ($ Millions)

07/27/11 Proprietary and Confidential 36 Adjusted Return on Capital Reconciliation ($ Millions) Earnings calculated based on a 12-month rolling period. Interest expense includes interest on off-balance sheet vehicle obligations. Income taxes were calculated by excluding taxes related to comparable earnings items and interest expense. Represents comparable earnings items for those periods. The Company adopted adjusted return on capital, a non GAAP financial measure, as the Company believes that both debt (includes off-balance sheet debt) and equity should be included in evaluated how effectively capital is utilized across the business.

07/27/11 Proprietary and Confidential 37 Debt to Equity Reconciliation Note: In connection with adopting FIN 46 effective July 1, 2003, the Company consolidated the vehicle securitization trusts previously disclosed as off-balance sheet debt. ($ Millions)

07/27/11 Proprietary and Confidential 38 Debt to Equity Reconciliation ($ Millions) Note: Amounts may not recalculate due to rounding.

07/2711 Proprietary and Confidential 39 ($ Millions) Cash Flow Reconciliation The Company uses total cash generated, a non-GAAP financial measure, because management considers it to be an important measure of comparative operating performance. Management believes total cash generated provides investors with an important measure of total cash inflows generated from our on-going business activities which include sales of revenue earning equipment, sales of operating property and equipment, sale and leaseback of revenue earning equipment, collections on direct finance leases and other cash flows. Capital expenditures presented net of changes in accounts payable related to purchases of revenue earning equipment. The Company uses free cash flow, a non-GAAP financial measure, because management considers it to be an important measure of comparative operating performance. Management believes free cash flow provides investors with an important perspective on the cash available for debt service and shareholders after making capital investments required to support ongoing business operations. The calculation of free cash flow may be different from the calculation used by other companies and therefore comparability may be limited. Amounts have not been recasted for operations discontinued in 2009. Free Cash Flow excludes acquisitions and changes in restricted cash.

07/27/11 Proprietary and Confidential 40 ($ Millions) Cash Flow Reconciliation The Company uses total cash generated, a non-GAAP financial measure, because management considers it to be an important measure of comparative operating performance. Management believes total cash generated provides investors with an important measure of total cash inflows generated from our on-going business activities which include sales of revenue earning equipment, sales of operating property and equipment, sale and leaseback of revenue earning equipment, collections on direct finance leases and other cash flows. Capital expenditures presented net of changes in accounts payable related to purchases of revenue earning equipment. The Company uses free cash flow, a non-GAAP financial measure, because management considers it to be an important measure of comparative operating performance. Management believes free cash flow provides investors with an important perspective on the cash available for debt service and shareholders after making capital investments required to support ongoing business operations. The calculation of free cash flow may be different from the calculation used by other companies and therefore comparability may be limited. Free Cash Flow excludes acquisitions and changes in restricted cash.